UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

WORLDWIDE WEBB ACQUISITION CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

WORLDWIDE WEBB ACQUISITION CORP.

A Cayman Islands Exempted Company

(Company Number 372567)

770 E Technology Way F13-16

Orem, UT 84097

NOTICE OF EXTRAORDINARY GENERAL MEETING

To Be Held at 9:00 A.M. Mountain Time on April 14, 2023

TO THE SHAREHOLDERS OF WORLDWIDE WEBB ACQUISITION CORP.:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Worldwide Webb Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 9:00 A.M. Mountain Time on April 14, 2023 at the offices of Kirkland & Ellis LLP, located at 60 East South Temple, Suite 700, Salt Lake City, UT 84111, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet.

While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/wwac1/2023, or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada, conference ID: 2324252#. The accompanying proxy statement (the “Proxy Statement”) is dated March 24, 2023, and is first being mailed to shareholders of the Company on or about March 24, 2023. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

to approve as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on October 22, 2021 (the “IPO”), from 18 months from the closing of our IPO to 24 months from the closing of our IPO (the “Extension” and, such date, the “Extended Date”);

•

to approve as a special resolution, the amendment of the Company’s Articles as provided by the second resolution in the form set forth in Annex A to the accompanying Proxy Statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO (the “Class A ordinary shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•

to approve as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

i

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination with Aark Singapore Pte. Ltd. (“AARK”), pursuant to that certain Merger Agreement, dated March 11, 2023, among the Company, WWAC Amalgamation Sub Pte. Ltd. and AARK (the “Merger Agreement”). Our board of directors (the “Board”) believes that there will not be sufficient time before the current deadline in the Company’s charter to complete the initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such Class A ordinary shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by holders of Class A ordinary shares (the “Class A ordinary shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Class A ordinary shareholders may make an Election regardless of whether such Class A ordinary shareholders were holders as of the record date. Class A ordinary shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Class A ordinary shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Class A ordinary shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. In due course, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and Redemption Limitation Amendment.

Based upon the amount in the Trust Account as of March 20, 2023, which was approximately $237,641,482.52, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the Trust Account will be approximately $10.33 at the time of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on the Nasdaq Stock Market LLC on March 23, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.31. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ONAPRIL 12, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARES

CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Class A ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the any of the foregoing proposals. Notwithstanding the order of the resolutions on the notice to the Extraordinary General Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Extraordinary General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “shares” or “ordinary shares”), including Worldwide Webb Acquisition Sponsor, LLC (our “Sponsor”), will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. We will not proceed with the Extension if (x) redemptions of our Class A ordinary shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (y) the Redemption Limitation Amendment Proposal is not approved.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Our Board has fixed the close of business on March 20, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Articles, no other business may be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

March 24, 2023
By Order of the Board of Directors	/s/ Daniel S. Webb
Chief Executive Officer, Chief Financial Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on April 14, 2023: This notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/wwacl/2023.

WORLDWIDE WEBB ACQUISITION CORP.

A Cayman Islands Exempted Company

(Company Number 372567)

770 E Technology Way F13-16

Orem, UT 84097

EXTRAORDINARY GENERAL MEETING

TO BE HELD AT 9:00 A.M. MOUNTAIN TIME ON APRIL 14, 2023

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of Worldwide Webb Acquisition Corp. (“we,” “us,” “our” or the “Company”) will be held at 9:00 A.M. Mountain Time on April 14, 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP. You will be able to attend the Extraordinary General Meeting online, vote, view the list of shareholders entitled to vote at the Extraordinary General Meeting and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/wwac1/2023 or by phone by dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada, conference ID: 2324252#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals:

•

to approve, as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (the “Articles”) as provided by the first resolution in the form set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on October 22, 2021 (the “IPO”), from 18 months from the closing of our IPO to 24 months from the closing of our IPO (the “Extension” and, such date, the “Extended Date”);

•

a proposal to approve as a special resolution, the amendment of the Company’s Articles as provided by the second resolution in the form set forth in Annex A to this Proxy Statement (the “Redemption Limitation Amendment” and such proposal, “the Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO (the “Class A ordinary shares”) to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow the Company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•

to approve, as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

The sole purpose of the Extension Amendment is to provide the Company with sufficient time to consummate its pending, previously announced business combination with Aark Singapore Pte. Ltd. (“AARK”), pursuant to that certain Merger Agreement, dated March 11, 2023, among the Company, WWAC Amalgamation Sub Pte. Ltd. and AARK (the “Merger Agreement”). Our board of directors (the “Board”) believes that there will not be sufficient time before the current deadline in the Company’s charter to complete the initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Class A ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A ordinary shares approaching or in excess of the Redemption Limitation, we and/or Worldwide Webb Acquisition Sponsor, LLC (our “Sponsor”) may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, shareholders may elect to redeem their Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such Class A ordinary shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and an Election can also be made by holders of Class A ordinary shares (the “Class A ordinary shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. Class A ordinary shareholders may make an Election regardless of whether such Class A ordinary shareholders were holders as of the record date. Class A ordinary shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether Class A ordinary shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future and the right to redeem their Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of such initial business combination, including interest earned on the Trust Account (which interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Class A ordinary shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time. In due course, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension Amendment Proposal and Redemption Limitation Amendment Proposal are not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and Redemption Limitation Amendment.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $237,641,482.52 that was in the Trust Account as of March 20, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares (the “Class B ordinary shares” and, together with the Class A ordinary shares, the “Units” or “ordinary shares”), including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Based upon the amount in the Trust Account as of March 20, 2023, which was $237,641,482.52, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the Trust Account will be approximately $10.33 at the time of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on the Nasdaq Stock Market LLC (“Nasdaq”) on March 23, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.31. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If the Extension Amendment Proposal is approved, we will (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Class A ordinary shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding Class A ordinary shares and (2) deliver to the holders of such redeemed Class A ordinary shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Holders of Class A ordinary shares who do not redeem their Class A ordinary shares now will retain their redemption rights and their ability to vote on any initial business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on March 20, 2023 as the record date for determining our shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares issued and outstanding, of which 5,750,000 are Class B ordinary shares, and 23,000,000 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,500,000 Class B ordinary shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated March 24, 2023 and is first being mailed to shareholders on or about March 24, 2023.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:

We are a blank check company incorporated on March 5, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On October 22, 2021, we consummated our IPO from which we derived gross proceeds of $200,000,000. On November 15, 2021, the underwriter exercised in full its option to purchase an additional 3,000,000 units, from which we derived gross proceeds of $30,000,000. A total of $232,300,000 of the net proceeds from the sale of the units in the IPO (including the over-allotment units) and the sale of Private Placement Warrants on October 22, 2021 and November 15, 2021 were placed in the Trust Account. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, 18 months from the closing of our IPO). Our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date we have to consummate a business combination to 24 months from the closing of our IPO in order to allow our shareholders, to evaluate the initial business combination and for us to be able to potentially consummate the initial business combination, and is submitting these proposals to our shareholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on:

•

a proposal to approve as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on October 22, 2021, from 18 months from the closing of our IPO to 24 months from the closing of our IPO;

•

a proposal to approve as a special resolution, the amendment of the Company’s Articles to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment would allow the Company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the Redemption Limitation; and

•

a proposal to approve as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

We are not asking you to vote on any proposed business combination at this time. In due course, we intend to file a separate proxy statement/prospectus pursuant to which we will seek approval of the business combination, among other things, at a separate extraordinary general meeting. If the Extension is not approved, we may not be able to consummate a business combination. We urge you to vote at the Extraordinary General Meeting regarding the Extension Amendment and Redemption Limitation Amendment.

If the Extension Amendment Proposal is approved, the approval of such proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed Class A ordinary shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company’s net tangible assets to be less than $5,000,001.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $237,641,482.52 that was in the Trust Account as of March 20, 2023. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Q:	Why is the Company proposing the Extension Amendment Proposal?

A:

Our Articles provide for the return of the funds held in the Trust Account to the holders of Class A ordinary shares if there is no qualifying business combination(s) consummated on or before 18 months from the closing of our IPO. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

While we have entered into the Merger Agreement and are currently in the process of completing the business combination, the Board currently believes that there will not be sufficient time before 18 months from the closing of our IPO to complete the business combination. We are asking for an extension of this timeframe in order to have sufficient time to complete a business combination, which our Board believes is in the best interest of our shareholders. We believe that given our expenditure of time, effort and money on searching for potential business combination opportunities, circumstances warrant providing Class A ordinary shareholders an opportunity to participate in a business combination.

Accordingly, our Board is proposing the Extension Amendment Proposal to amend our Articles as provided in the first resolution in the form set forth in Annex A hereto to extend the date by which we must

(1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the Class A ordinary shares, from 18 months from the closing of our IPO to 24 months from the closing of our IPO or such earlier date as is determined by our Board to be in the best interests of the Company.

Q:	Why is the Company proposing the Redemption Limitation Amendment Proposal?

A:

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Class A ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

Q:	Why should I vote “FOR” the Extension Amendment Proposal?

A:

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 18 months from the closing of our IPO, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Extension Amendment Proposal would give us the opportunity to complete a business combination, which our Board believes in the best interests of the shareholders. The Company also believes that, given the Company’s expenditure of time, effort and money on pursuing a business combination, including the fact that we have already entered into a Merger Agreement and are in the process of completing the business combination, circumstances warrant providing those who believe they might find the business combination to be an attractive investment with an opportunity to consider such transaction. If you do not elect to redeem your Class A ordinary shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Class A ordinary shares in connection with such initial business combination.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:	As discussed above, our Board believes the opportunity to complete a business combination is in the best interests of the shareholders.

Whether a holder of Class A ordinary shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its Class A ordinary shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

If holders of Class A ordinary shares do not elect to redeem their Class A ordinary shares, such holders will retain redemption rights in connection with any future initial business combination we may propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:	When would the Board abandon the Extension?

A:

Unless the Redemption Limitation Amendment Proposal is approved, we are not permitted to redeem our Class A ordinary shares in an amount that would cause our net tangible assets to be less than $5,000,001. We will not proceed with the Extension if (x) redemptions of our Class A ordinary shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and (y) the Redemption Limitation Amendment Proposal is not approved.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor owns 4,500,000 Class B ordinary shares. Such Class B ordinary shares represent approximately 15.65% of our issued and outstanding ordinary shares.

The Class B ordinary shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

In addition, our Sponsor, directors, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Redemption Limitation Amendment proposals.

Q:	What vote is required to adopt the Extension Amendment Proposal?

A:

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Q:	What vote is required to adopt the Redemption Limitation Amendment Proposal?

A:

The approval of the Redemption Limitation Amendment Proposal also requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal?

A:

If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, you must vote “AGAINST” the proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal will have no effect with respect to the approval of the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:	What happens if the Extension Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Q:	What happens if the Redemption Limitation Amendment Proposal is not approved?

A:

If the Extension Amendment Proposal is approved but the Redemption Limitation Amendment Proposal is not approved, we will not redeem Class A ordinary shares in an amount that would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A ordinary shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any Class A ordinary shares in connection with the Extension Amendment Proposal, and the Class A ordinary shareholders will retain their shares and redemption rights.

Q:	If the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?

A:	We will continue our efforts to consummate an initial business combination.

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to our Articles in the first resolution in the form set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our Class A ordinary shares will remain publicly traded.

If the Extension Amendment Proposal is approved by the requisite number of votes, the amendments to our Articles in the second resolution in the form set forth in Annex A hereto will become effective. The, removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor as a result of their ownership of the Class B ordinary shares.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation following approval of the Extension Amendment Proposal.

Q:	How are the funds in the Trust Account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount that our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.5% per annum.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial business combination?

A:

Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination subject to any limitations set forth in our Articles.

Q:	How do I change my vote?

A:

You may change your vote by sending a later dated, signed proxy card to the offices of Kirkland & Ellis LLP, located at 60 East South Temple, Suite 700, Salt Lake City, UT 84111, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting (including by virtual means as provided below). You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the

Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Any shareholder wishing to attend the virtual meeting should register for the meeting by April 7, 2023 (one week prior to the meeting date). To register for the Extraordinary General Meeting, please follow these instructions as applicable to the nature of your ownership of ordinary shares:

If your shares are registered in your name with Continental Stock Transfer & Trust Company and you wish to attend the online-only Extraordinary General Meeting, go to https://www.cstproxy.com/wwac1/2023, enter the control number included on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting and vote must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Continental will issue a control number and email it back with the meeting information.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A Company shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved as a special resolution under the Cayman Islands Companies Act (as revised) and our Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

Accordingly, if a valid quorum is otherwise established, abstentions and broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a Quorum requirement?

A:

A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 14,375,001 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q:	Who can vote at the Extraordinary General Meeting?

A:

Only holders of record of our ordinary shares at the close of business on March 20, 2023 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments thereof. On this record date, 28,750,000 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?

A:

Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors, officers and advisors have in the approval of the proposals?

A:

Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of founder shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting — Interests of our Sponsor, Directors, Officers and Advisors.”

Q:	Do I have dissenters’ or appraisal rights if I object to the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal?

A:	Our shareholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal under Cayman Islands law.

Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

Q:	What do I need to do now?

A:

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:

If you are a holder of record of our ordinary shares, you may vote in person (including by virtual means as provided herein) at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.

Whether or not you plan to attend the Extraordinary General Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How do I redeem my ordinary shares?

A:

Each of our Class A ordinary shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. You will also be able to redeem your Class A ordinary shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf & Celeste Gonzalez, fwolf@continentalstock.com and cgonzalez@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using The Depository Trust Company’s (“DTC”) DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 P.M. Eastern Time on April 12, 2023 (two business days before the Extraordinary General Meeting).

Q:	How do I withdraw my election to redeem my ordinary shares?

A:

If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali LLC a fee of $32,500. We will also reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Individuals call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: WWAC.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company

1 State Street

30th Floor

New York, New York 10004

Attention: Francis Wolf and Celeste Gonzalez

Email: fwolf@continentalstock.com and cgonzalez@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on August 24, 2022, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on August 24, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Amendment No. 1 to the Annual Report on Form 10-K/A, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in demand deposit accounts or certificates of deposit, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.5% per annum.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.

The funds in the Trust Account have, since our IPO, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we may, on or shortly prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.5% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to our initial public offering, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24 month anniversary, and instead hold all funds in the Trust Account as described above.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our Class A ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS” ).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “ critical technologies,” “ covered investment critical infrastructure,” and/or “ sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our Sponsor’s managers and officers are U.S. citizens and all owners of our Sponsor are also U.S. citizens. Our Sponsor is not controlled by, and does not have substantial ties to, any “foreign person” such that a business combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to 18 months from the closing of our IPO or the Extended Date, as applicable.

If we are not able to consummate a business combination within 18 months from the closing of our IPO or by the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. There will also be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

BACKGROUND

We are a blank check company incorporated on March 5, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On October 22, 2021, we consummated the Initial Public Offering of 20,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $200,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 8,000,000 Private Placement Warrants to the Sponsor at a price of $1.00 per warrant, generating gross proceeds of $8,000,000. On November 15, 2021, the underwriters exercised their overallotment option to purchase 3,000,000 Units, at a price of $10.00 per Unit, generating gross proceeds of $30,000,000. Also on November 15, 2021, we consummated an additional sale of 900,000 Private Placement Warrants to the Sponsor at a price of $1.00 per warrant, generating gross proceeds of $900,000.

Following the Initial Public Offering and the sale of the Private Placement Warrants, a total of $232,300,000 was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of March 20, 2023, funds held in the Trust Account totaled approximately $237,641,482.52, and were held in a money market fund invested in U.S. treasury bills. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24 month anniversary of the effective date of the registration statement relating to our initial public offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 3.5% per annum.

Our Sponsor, directors, officers and advisors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, direct or indirect ownership of Class B ordinary shares and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extraordinary General Meeting —Interests of our Sponsor, Directors, Officers and Advisors.”

On the Record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares issued and outstanding, of which 5,750,000 are Class B ordinary shares, and 23,000,000 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,500,000 Class B ordinary shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 770 E Technology Way F13-16, Orem, Utah 84097 and our telephone number is (415) 629-9066.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend our Articles to extend the date by which we have to consummate a business combination to the Extended Date.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to consummate its pending, previously announced business combination with AARK, pursuant to the Merger Agreement. The Board believes that there will not be sufficient time before the current deadline in the Company’s charter to complete the initial business combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the business combination. Therefore, our Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must consummate the business combination to the Extended Date in order to provide our shareholders with the opportunity to participate in the prospective investment.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by within 18 months from the closing of our IPO, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

The purpose of the Extension Amendment is to allow us more time to enter into and complete an initial business combination, which our Board believes is in the best interest of our shareholders. The Articles provide that we have until 18 months from the closing of our IPO to complete our initial business combination. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before 18 months from the closing of our IPO. Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to 24 months from the closing of our IPO.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the first resolution in Annex A.

Reasons for the Extension Amendment Proposal

Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 18 months from the closing of our IPO, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the funds in the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The sole purpose of the Extension Amendment Proposal is to provide the Company with sufficient time to complete the business combination, which our Board believes is in the best interest of our shareholders. The Company believes that, given that the Company has already entered into a Merger Agreement and is in the process of completing the business combination, circumstances warrant providing Class A ordinary shareholders an opportunity to consider and vote upon the proposed business combination at an appropriate time. Our Board currently believes that it is improbable that we will be able to complete our initial business combination before 18 months from the closing of our IPO.

Accordingly, our Board believes that in order for us to potentially consummate an initial business combination, we will need to obtain the Extension to 24 months from the closing of our IPO. If you do not elect to redeem your Class A ordinary shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your Class A ordinary shares in connection with such initial business combination.

If the Extension Amendment Proposal Is Not Approved

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

If the Extension Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, our Articles will be amended pursuant to the first resolution in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act, and our Class A ordinary shares will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $237,641,482.52 that was in the Trust Account as of March 20, 2023. In such event, we may need to obtain additional funds to complete our initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal is approved but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. As a result of the liquidation process, all investors will lose the potential investment in a target company and any price appreciation in the combined company. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Notwithstanding the foregoing, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A ordinary shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

Redemption Rights

If the Extension Amendment Proposal and the is approved, and the Extension is implemented, each of our Class A ordinary shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of its Class A ordinary shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. You will also be able to redeem your Class A ordinary shares in connection with any proposed initial business combination or if we have not consummated our initial business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 12, 2023 (TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARES (AND/OR DELIVER YOUR SHARE CERTIFICATE(S) (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO TENDER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, our transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, New York, 10004, Attn: Francis Wolf & Celeste Gonzalez, fwolf@continentalstock.com and cgonzalez@continentalstock.com, or to tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC

(Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 P.M. Eastern Time on April 12, 2023 (two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that tendering their shares through the DWAC system.

Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered your ordinary shares (and/or delivered your share certificate(s) (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public ordinary shares, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of Class A ordinary shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. Based upon the amount in the Trust Account as of March 20, 2023, which was approximately $237,641,482.52, we anticipate that the per-share price at which Class A ordinary shares will be redeemed from cash held in the Trust Account will be approximately $10.33 at the time of the Extraordinary General Meeting. The closing price of the Class A ordinary shares on Nasdaq on March 23, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.31. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your ordinary shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares (and/or deliver share certificate(s) (if any) and other redemption forms) for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

We are proposing to amend our Articles as provided by the second resolution in the amendment to the Articles in the form set forth in Annex A of this Proxy Statement to eliminate from the Articles the Redemption Limitation in order to allow the Company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the Redemption Limitation.

Reasons for the Redemption Limitation Amendment Proposal

Our Board believes the opportunity to consummate a business combination is in the best interests of the Company and its shareholders.

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate a business combination. The Company believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Class A ordinary shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a business combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the business combination, the Articles would prevent the Company from being able to consummate the business combination even if all other conditions to closing are met.

If the Redemption Limitation Amendment Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Class A ordinary shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A ordinary shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

If the Redemption Limitation Amendment Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this Proxy Statement effective on the date of the approval.

A copy of the proposed amendments to the Articles of the Company is attached to this Proxy Statement under the second resolution in Annex A.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal. In no event will our Board adjourn the Extraordinary General Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies or if the Board determines before the Extraordinary General Meeting that it is not necessary or no longer desirable to proceed with the other proposals be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

SHAREHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is implemented. Because the components of a unit are generally separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and one-half of one redeemable warrant. As a result, the discussion below with respect to holders of Class A ordinary shares and warrants should also apply to holders of units (as the deemed owners of the underlying Class A ordinary shares and warrants that constitute the units). This discussion applies only to Class A ordinary shares and warrants that are held as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to holders in light of their particular circumstances or status, including:

•	the Sponsor or our directors and officers;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market method of accounting;

•	tax-exempt entities;

•	S corporations;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•

persons that acquired Class A ordinary shares pursuant to an exercise of employee share options or upon payout of a restricted stock unit, in connection with employee share incentive plans or otherwise as compensation or in connection with the performance of services;

•	persons that hold Class A ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Internal Revenue Code of 1986 (the “Code”), proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local taxation or non-U.S. taxation.

We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for

U.S. federal income tax purposes) holds Class A ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Class A ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an Election to them.

THIS DISCUSSION IS FOR INFORMATIONAL PURPOSES ONLY, IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXERCISE OF REDEMPTION RIGHTS, AND IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Class A ordinary shares who or that is, for U.S. federal income tax purposes:

1.	an individual citizen or resident of the United States,

2.

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

3.	an estate whose income is subject to U.S. federal income tax regardless of its source, or

4.

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has in effect under applicable U.S. Treasury regulations a valid election to be treated as a U.S. person.

Redemption of Class A Ordinary Shares

In addition to the passive foreign investment company (“PFIC”) considerations discussed below under “— PFIC Considerations,” the U.S. federal income tax consequences of the redemption of a U.S. Holder’s Class A ordinary shares pursuant to an Election will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder will be treated as described below under the section entitled “— U.S. Holders  —  Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.” If the redemption does not qualify as a sale of Class A ordinary shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “— U.S. Holders  —  Taxation of Distributions.”

The redemption of Class A ordinary shares will generally qualify as a sale of the Class A ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only Class A ordinary shares actually owned by such U.S. Holder, but also Class A ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Class A ordinary shares owned directly, Class A ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Class A ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of Class A ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to an initial business combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Class A ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Class A ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other Class A ordinary shares. The redemption of Class A ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption of Class A ordinary shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. holder will be as described below under the section entitled “— Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to such holder’s adjusted tax basis in its remaining stock, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other stock constructively owned by it.

U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.

Taxation of Distributions

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a distribution, as discussed above, such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) Class A ordinary shares are readily tradable on an established securities market in the United States or (ii) Class A ordinary shares are eligible for the benefits of an applicable income tax treaty, in each case, provided that the Company is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain holding period and other requirements are met. Because we believe it is likely that we were a PFIC for our prior taxable year ended December 31, 2022, it is likely that the lower applicable long-term capital gains rate would not apply to any redemption proceeds treated as a distribution. Moreover, it is unclear whether redemption rights with respect to the Class A ordinary shares may prevent the holding period of such shares from commencing prior to the termination of such rights. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any redemption treated as a dividend with respect to Class A ordinary shares.

Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our

Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described below under the section entitled “— Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares.”

Gain or Loss on Sale, Taxable Exchange or Other Taxable Disposition of Class A Ordinary Shares

Subject to the PFIC rules discussed below under “— PFIC Considerations,” if the redemption of a U.S. Holder’s Class A ordinary shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Class A ordinary shares redeemed.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Class A ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Class A ordinary shares described in this proxy statement may prevent the holding period of the Class A ordinary shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Class A ordinary shares (Class A ordinary shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

PFIC Considerations

A foreign corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year, ordinarily determined based on fair market value and averaged quarterly over the year, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

We believe it is likely that we were a PFIC for our prior taxable years ended December 31, 2021 and December 31, 2022. Our PFIC status for our current taxable year beginning January 1, 2023, however, depends in part on whether we complete a business combination prior to the end of such year, as well as the timing and specifics of any such business combination. Because these and other facts on which any determination of PFIC status are based may not be known until the close of our current taxable year, there can be no assurances with respect to our PFIC status for such year. Even if we are not a PFIC for our current taxable year, a determination that we were a PFIC for any prior taxable year will continue to apply to any U.S. Holders who held our securities during such prior taxable years, absent certain elections described below. Further, we believe it is likely that we will be a PFIC for our taxable year beginning January 1, 2023, unless a business combination is completed prior to the end of such year, subject to the timing and structure of such business combination.

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in a U.S. Holder’s holding period for Class A ordinary shares and the U.S. Holder did not make a timely and effective “qualified electing fund” election for each of our taxable years as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares (a “QEF Election”), a QEF Election along with a purging election, or a “mark-to-market” election, then such U.S. Holder will generally be subject to special and adverse rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such Class A ordinary shares).

Under the Default PFIC Regime:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its Class A ordinary shares;

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which we are a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to such U.S. Holder’s other items of income and loss for such taxable year; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

THE PFIC RULES ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF THE PFIC RULES TO THE REDEMPTION OF CLASS A ORDINARY SHARES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A PURGING ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF MAKING OR HAVING MADE ANY SUCH ELECTION AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting will be held at 9:00 A.M. Mountain Time on April 14, 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned, or to attend virtually via the Internet. While shareholders are encouraged to attend the meeting virtually, you will be permitted to attend the Extraordinary General Meeting in person at the offices of Kirkland & Ellis LLP, located at 60 East South Temple, Suite 700, Salt Lake City, UT 84111. You will be able to attend the Extraordinary General Meeting online, vote and submit your questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/wwac1/2023 or by phone dialing 1-800-450-7155 (toll-free) within the U.S. and Canada or 1-857-999-9155 (standard rates apply) outside of the U.S. and Canada, conference ID: 2324252#. The sole purpose of the Extraordinary General Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on March 20, 2023, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time.

Votes Required. The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the Record date of the Extraordinary General Meeting, there were 28,750,000 ordinary shares issued and outstanding, of which 5,750,000 are Class B ordinary shares, and 23,000,000 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 4,500,000 Class B ordinary shares, that they intend to vote in favor of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal, you must vote “AGAINST” such proposals. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Redemption Limitation Amendment Proposal.

If a valid quorum is otherwise established, broker non-votes, abstentions or the failure to vote on the Extension Amendment Proposal or Redemption Limitation Amendment Proposal will have no effect with respect to the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our Board on the proposals to approve the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Extraordinary General Meeting. You may contact Morrow Sodali LLC at:

Individuals call toll-free: (800) 662-5200

Banks and Brokerage Firms, please call: (203) 658-9400

Email: WWAC.info@investor.morrowsodali.com

Required Vote

The approval of each of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, either in person or where proxies are allowed, by proxy, vote at the Extraordinary General Meeting.

If the Extension Amendment Proposal is not approved and we do not consummate our initial business combination by within 18 months from the closing of our IPO, as contemplated by our IPO prospectus and in accordance with our Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.10 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B ordinary shares, including our Sponsor, will not receive any monies held in the Trust Account as a result of their ownership of the Class B ordinary shares.

Additionally, unless the Redemption Limitation is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation. However, in the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Class A ordinary shares approaching or in excess of the Redemption Limitation, we and/or our Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any Class A ordinary shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment and the Redemption Limitation Amendment proposals. Our Sponsor, directors, officers, advisors and their affiliates will be restricted from making any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors, Officers and Advisors

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors, officers and advisors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•

If we do not consummate our initial business combination transaction within 18 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal is approved by the requisite number of votes (or, if such date is further extended at a duly called extraordinary general meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Class A ordinary shares, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, the Class B ordinary shares, including those owned by our Sponsor, would be worthless because following the redemption of the Class A ordinary shares, we would likely have few, if any, net assets and because our holders of our Class B ordinary shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the Class B ordinary shares if we fail to complete our initial business combination within the required period.

•

In addition, on October 22, 2021 and November 15, 2021, we completed the private sale of an aggregate of 8,900,000 Private Placement Warrants at a price of $1.00 per warrant, to our Sponsor. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

•

Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they will receive any cash fees, stock options or stock awards that a post-business combination Board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•

In order to protect the amounts held in the Trust Account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent auditors) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.10 per public share and (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, due to reductions in value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Articles provide that we have until 18 months from the closing of our IPO to complete our initial business combination under its terms. Our Articles provide that if our shareholders approve an amendment to our Articles that would affect the substance or timing of our obligation to redeem all of our Class A ordinary shares if we do not complete our initial business combination before 18 months from the closing of our IPO, we will provide our Class A ordinary shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable) earned on the Trust Account and not previously released to the Company to pay its taxes, if any, divided by the number of then outstanding Class A ordinary shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

The Company believes that, given that the Company has already entered into a Merger Agreement and is in the process of completing the business combination, circumstances warrant providing Class A ordinary shareholders an opportunity to consider and vote upon the proposed business combination at an appropriate time. Therefore, we believe that it is in the best interests of our shareholders to extend the date that we have to consummate a business combination to the Extended Date.

After careful consideration of all relevant factors, our Board determined that the Extension Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Extension Amendment Proposal is set out as the first resolution in the amendment to the Articles in the form set forth in Annex A.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Amendment Proposal.

The Board’s Reasons for the Redemption Limitation Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Redemption Limitation Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Redemption Limitation Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Board believes the opportunity to complete a business combination is in the best interests of the Company and its shareholders.

Unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if redemptions of our Class A ordinary shares would cause the Company to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension and have the opportunity to complete a business combination.

After careful consideration of all relevant factors, our Board determined that the Redemption Limitation Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolution to be proposed in connection with the Redemption Limitation Amendment Proposal is set out as the second resolution in the amendment to the Articles in the form set forth in Annex A.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of March 20, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

•	each person known by us to be the beneficial owner of more than 5% of our ordinary shares;

•	each of our directors and officers; and

•	all our directors and officers as a group.

As of the record date, there were a total of 28,750,000 ordinary shares outstanding, of which 5,750,000 are Class B ordinary shares and 23,000,000 are Class A ordinary shares. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of March 20, 2023.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Ordinary Shares
5% or Greater Shareholders:
Worldwide Webb Acquisition Sponsor LLC(2)(3)	4,500,000	19.6%	15.7%
Balyasny Asset Management L.P.(4)	1,980,000	8.61%	6.89%
Magnetar Financial LLC(5)	1,963,400	8.54%	6.83%
Polar Asset Management Partners Inc.(6)	2,080,000	9.04%	7.23%
Radcliffe Capital Management, LP(7)	1,925,000	8.4%	6.7%
Shaolin Capital Management LLC(8)	1,266,138	6.01%	4.4%
Tenor Capital Management Company, L.P.(9)	1,500,000	6.5%	5.22%
Aristeia Capital, L.L.C.(10)	1,950,000	8.48%	6.78%
Barclays, PLC(11)	1,236,467	5.38%	4.3%
Directors and Officers
Tony M. Pearce	—	—	—
Terry V. Pearce	—	—	—
Daniel S. Webb(2)(3)	4,500,000	19.6%	15.7%
Lynne M. Laube	—	—	—
Tanner Ainge	—	—	—
Dave Crowder	—	—	—
Davis Smith	—	—	—
All directors and officers as a group (seven individuals)	4,500,000	19.6%	15.7%

*	Less than one percent
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Worldwide Webb Acquisition Corp., 770 E Technology Way F13-16, Orem, UT 84097.
(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such Class B ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.

(3)

Worldwide Webb Acquisition Sponsor, LLC, our Sponsor, is the record holder of the Class B ordinary shares reported herein. Daniel S. Webb, by virtue of his control over our Sponsor, may be deemed to beneficially own shares held by our Sponsor.

(4)

Based on a Schedule 13G filed on February 14, 2023, Balyasny Asset Management L.P. is a Delaware limited partnership (“BAM”), with its principal business office at 444 West Lake Street, 50th Floor, Chicago, IL 60606. BAM GP LLC is a Delaware limited liability company (“BAM GP”), with its principal business office at 444 West Lake Street, 50th Floor, Chicago, IL 60606. BAM GP is the General Partner of BAM. Balyasny Asset Management Holdings LP is a Delaware limited partnership (“BAM Holdings”), with its principal business office at 444 West Lake Street, 50th Floor, Chicago, IL 60606. BAM Holdings is the Sole Member of BAM GP. Dames GP LLC is a Delaware limited liability company (“Dames”), with its principal business office at 444 West Lake Street, 50th Floor, Chicago, IL 60606. Dames is the General Partner of BAM Holdings. Dmitry Balyasny, a United States citizen whose business address is 444 West Lake Street, 50th Floor, Chicago, IL 60606. Dmitry Balyasny is the Managing Member of Dames. By virtue of its position as the investment manager of Atlas Diversified Master Fund, Ltd. (“ADMF”), the direct holder of the 1,980,000 Shares reported herein, BAM may be deemed to exercise voting and investment power over such Shares held by ADMF and thus may be deemed to beneficially own such Shares. By virtue of its position as the General Partner of BAM, BAM GP may be deemed to exercise voting and investment power over the Shares held directly by ADMF and thus may be deemed to beneficially own such Shares. By virtue of its position as the Sole Member of BAM GP, BAM Holdings may be deemed to exercise voting and investment power over the Shares held directly by ADMF and thus may be deemed to beneficially own such Shares. By virtue of its position as the General Partner of BAM Holdings, Dames may be deemed to exercise voting and investment power over the Shares held directly by ADMF and thus may be deemed to beneficially own such Shares. By virtue of his position as the Managing Member of Dames, Mr. Balyasny may be deemed to exercise voting and investment power over the Shares held directly by ADMF and thus may be deemed to beneficially own such Shares. ADMF, a Cayman Islands exempted company that is an investment management client of BAM, has the right to receive dividends from, or the proceeds from the sale of, the reported securities.
(5)

Based on a Schedule 13G filed on February 2, 2023, Class A ordinary shares reported herein are held for Magnetar Constellation Fund II, Ltd, Magnetar Constellation Master Fund, Ltd, Magnetar Systematic Multi-Strategy Master Fund Ltd, Magnetar Capital Master Fund Ltd, Magnetar Xing He Master Fund Ltd, Purpose Alternative Credit Fund Ltd, Magnetar SC Fund Ltd, all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP, a Delaware limited partnership; Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund—T LLC, Delaware limited liability companies; collectively (the “Magnetar Funds”). Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the shares held for the Magnetar Funds’ accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Mr. Snyderman. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

(6)

Based on a Schedule 13G filed on February 10, 2023, filed by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) with respect to the shares directly held by PMSMF. The address of the business office of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(7)

Based on a Schedule 13G/A filed on February 14, 2022, the shares are beneficially owned by Radcliffe Capital Management, L.P., RGC Management Company, LLC, Steven B. Katznelson, Christopher Hinkel, Radcliffe SPAC Master Fund, L.P. and Radcliffe SPAC GP, LLC, whose business address is 50 Monument Road, Suite 300, Bala Cynwyd, PA 19004.

(8)

Based on a Schedule 13G filed on February 14, 2023, Class A ordinary shares reported are held by Shaolin Capital Management LLC, a company incorporated under the laws of State of Delaware, which serves as the investment advisor to Shaolin Capital Partners Master Fund, Ltd. a Cayman Islands exempted company, MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC, and DS Liquid DIV RVA SCM LLC being managed accounts advised by the Shaolin Capital Management LLC. The reporting of this ownership should not be construed as an admission that the reporting person is, for the purposes of Section 13 of the Act, the beneficial owner of the shares reported herein. The address of the business office of the reporting person is 230 NW 24th Street, Suite 603, Miami, FL 33127.

(9)

Based on a Schedule 13G filed on January 29, 2022, Class A ordinary shares reported herein are held by Tenor Opportunity Master Fund, Ltd. (the “Master Fund”). Tenor Capital Management Company, L.P. (“Tenor Capital”) serves as the investment manager to the Master Fund. Robin Shah serves as the managing member of Tenor Management GP, LLC, the general partner of Tenor Capital. By virtue of these relationships, the reporting persons may be deemed to have shared voting and dispositive power with respect to the Class A ordinary shares owned directly by the Master Fund. This report shall not be deemed an admission that the reporting persons are beneficial owners of the Class A ordinary shares. Each of the reporting persons disclaims beneficial ownership of the Class A ordinary shares reported except to the extent of the reporting person’s pecuniary interest therein.
(10)	Based on a Schedule 13G filed on February 13, 2023, Class A ordinary shares reported herein are held by Aristeia Capital, L.L.C., One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.
(11)	Based on a Schedule 13G filed on February 11, 2022, Class A ordinary shares reported herein are held by Barclays PLC and Barclays Bank PLC, 1 Churchill Place, London, E14 5HP, England.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•

if the shares are registered in the name of the shareholder, the shareholder should contact us at the offices of Kirkland & Ellis LLP, located at 60 East South Temple, Suite 700, Salt Lake City, UT 84111, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Shareholders, please call toll free: (800) 662-5200

Banks and Brokerage Firms, please call collect: (203) 658-9400

Email: WWAC.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to the offices of Kirkland & Ellis LLP, located at 60 East South Temple, Suite 700, Salt Lake City, UT 84111.

If you are a shareholder of the Company and would like to request documents, please do so by                 (one week prior to the meeting date), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENTS

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

WORLDWIDE WEBB ACQUISITION CORP.

WORLDWIDE WEBB ACQUISITION CORP.

(the “Company”)

RESOLUTIONS OF THE SHAREHOLDERS OF THE COMPANY

FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.7 by deleting the following introduction of such sub-section:

“In the event that the Company does not consummate a Business Combination within 18 months from the consummation of the IPO” and replacing it with the following:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO”; and

(b) amending article 49.8(a) by deleting subsection 49.8(a) in its entirety and replacing it with the following:

“(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO; or”; and

SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(a) amending Article 49.2(b) by deleting the words:

“provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 following such repurchases”.

(b) amending Article 49.4 by deleting the words:

“, provided that the Company shall not consummate such Business Combination unless the Company has net tangible assets of at least US$5,000,001 following the redemptions described below, or any greater net tangible asset or cash requirement that may be contained in the agreement relating to, such Business Combination”

(c) amending Article 49.5 by deleting the words:

“The Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions (the “Redemption Limitation”).”

(d) amending Article 49.8 by deleting the words:

“The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

Annex A-1

WORLDWIDE WEBB ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD AT 9:00 A.M. MOUNTAIN TIME ON APRIL 14, 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated March 24, 2023, in connection with the Extraordinary General Meeting to be held at 9:00 A.M. Mountain Time on April 14, 2023, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Daniel S. Webb the attorney and proxy of the undersigned, with power of substitution, to vote all shares of the ordinary shares of Worldwide Webb Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 9:00 A.M. Mountain Time on April 14, 2023:

The notice of Extraordinary General Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/wwac1/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark votes as indicated in this example	☒

Check here for address change and indicate the correct address below:

Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN	☐

Approve as a special resolution, the amendment of the Company’s amended and restated memorandum and articles of association (the “Articles”) to extend the date by which the Company must (1) consummate a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities, (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s initial public offering that was consummated on October 22, 2021, from 18 months from the closing of our IPO to 24 months from the closing of our IPO.

	☐	☐	☐

Date:                                     , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

Proposal 2 — Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Approve as a special resolution, the amendment of the Company’s Articles to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001. The Redemption Limitation Amendment would allow the Company to redeem Class A ordinary shares irrespective of whether such redemption would exceed the Redemption Limitation.

	☐	☐	☐

Proposal 3 — Adjournment Proposal	FOR	AGAINST	ABSTAIN

Approve as an ordinary resolution, the adjournment of the Extraordinary General Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

	☐	☐	☐	PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.